Expense Example, No Redemption - Dreyfus Institutional Preferred Government Plus Money Market Fund - Dreyfus Institutional Preferred Government Plus Money Market Fund-Institutional Shares	Mar. 31, 2024 USD ($)
Prospectus [Line Items]
Expense Example, No Redemption, 1 Year	$ 10
Expense Example, No Redemption, 3 Years	32
Expense Example, No Redemption, 5 Years	56
Expense Example, No Redemption, 10 Years	$ 128